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                                                                   EXHIBIT 10(B)


                                 AMENDMENT NO. 1
                                       TO
                              ASSET SALES AGREEMENT
                             (SUBSEQUENT FACILITIES)


     THIS AMENDMENT NO. 1 TO ASSET SALE AGREEMENT (SUBSEQUENT FACILITIES) (this "AMENDMENT") is entered into as of the 12th day of September 1994 by and between NATIONAL MEDICAL ENTERPRISES, INC., a Nevada corporation ("SELLER"), and CHARTER MEDICAL CORPORATION, a Delaware corporation ("BUYER"), with reference to the following facts:

     A. Buyer and Seller are parties to that certain Asset Sale Agreement (Subsequent Facilities) between them dated as of March 29, 1994 (the "ASSET SALE AGREEMENT").

     B. Buyer and Seller wish to amend certain of the provisions of the Asset Sale Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. DEFINED TERMS (ARTICLE 1). Unless otherwise defined in this Amendment, all capitalized terms herein shall have the meanings given to them in the Asset Sale Agreement. The "SUBSEQUENT FACILITIES" or the "FACILITIES", as set forth in RECITAL A of the Asset Sale Agreement shall be limited to the following:

NME No.          Name                                   City               State
- - -------          ----                                   ----               -----

 4.      Los Altos Hospital & Medical Center            Long Beach           CA
 6.      Yorba Hills Hospital and Mental Health Center  Yorba Linda          CA
11.      Bay Harbor Residential Treatment Center        Largo                FL
14.      Medfield Hospital                              Largo                FL
15.      Laurel Heights Hospital                        Atlanta              GA
17.      Brawner Midtown Mental Health System           Atlanta              GA
18.      Arbor Hospital of Greater Indianapolis         Indianapolis         IN
19.      Jefferson Hospital                             Jeffersonville       IN
37.      Northbrooke Hospital                           Brown Deer           WI
38.      New Beginnings at Lakewood                     Lakewood             CA
50.      Fenwick Hall                                   Johns Island         SC

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     2.   PURCHASE PRICE (SECTION 2.5).  The dollar amount set forth in SECTION
2.5(a) of the Asset Sale Agreement is hereby amended to read "Thirty-One Million Sixty Thousand Dollars ($31,060,000)."

     3. ALLOCATION OF PURCHASE PRICE (SECTION 2.7). The Allocation Schedule set forth in SCHEDULE 2.7, as modified prior to the date hereof, shall be further modified as set forth in SCHEDULE 2.7(A) attached hereto. The Allocation Schedule for all purposes of the Asset Sale Agreement shall be
SCHEDULE 2.7, as modified prior to the date hereof, and as further modified by
SCHEDULE 2.7(A).

     4. EFFICACY. It is the intent of the parties hereto that SECTION 1 of this Amendment shall operate to rescind the Asset Sale Agreement as it relates to the following facilities which were originally included in such Asset Sale
Agreement:


NME No.          Name                                   City               State
- - -------          ----                                   ----               -----

13.      Laurel Oaks Hospital                           Orlando              FL
16.      Brawner South Mental Health System             Stockbridge          GA
32.      MidSouth Hospital                              Memphis              TN
34.      Psychiatric Institute of Richmond              Richmond             VA
42.      Brawner North Mental Health System             Smyrna               GA
59.      Laurel Oaks Residential Treatment Center       Orlando              FL

     This Amendment shall become effective upon its execution, which may occur in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Captions, paragraph headings and introductory language used herein that do not actually amend the Asset Sale Agreement are used herein for convenience only, are not a part of the Asset Sale Agreement as amended by this Amendment, and shall not be used in construing the Asset Sale Agreement as amended by this Amendment. Each reference to the Asset Sale Agreement in any Related Agreement, whether or not accompanied by a reference to this Amendment, shall be deemed a reference to the Asset Sale Agreement as amended by this Amendment.

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          IN WITNESS WHEREOF, the parties have duly executed this Amendment No.
1 to Asset Sale Agreement as of the date first above written.


                                        Buyer:
                                        CHARTER MEDICAL CORPORATION


                                        By:  /s/ Lawrence Drinkard
                                             ----------------------------------

                                           Name:  Lawrence W. Drinkard
                                                  -----------------------------
                                           Title: Exec. V.P. and C.F.O.
                                                 ------------------------------


                                        Seller:
                                        NATIONAL MEDICAL ENTERPRISES,
                                        INC.


                                        By:  /s/ Donald W. Thayer
                                             ----------------------------------

                                           Name:  Donald W. Thayer
                                                  -----------------------------
                                           Title: Vice President
                                                 ------------------------------

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